Exhibit 99.1

AMPRIUS TECHNOLOGIES, INC. MERGES

WITH KENSINGTON CAPITAL ACQUISITION CORP. IV TO POWER

THE FUTURE OF ELECTRIC MOBILITY

FREMONT, Calif. /WESTBURY, N.Y. – September 14, 2022 — Amprius Technologies, Inc. (“Amprius”), the leader in lithium-ion batteries with its Silicon Nanowire Anode Platform, today announced that it has completed its business combination with Kensington Capital Acquisition Corp. IV (“Kensington”) (NYSE: KCAC.U), a special purpose acquisition company. The Business Combination was approved by Kensington shareholders in a special meeting held on September 13, 2022, and formally closed today. On September 15, 2022, Amprius’ common stock will begin trading on the NYSE under the ticker symbol “AMPX” and Amprius’ public warrants will trade under the ticker symbol “AMPX.W.”

Amprius Technologies, Inc. has developed and, since 2018, been in commercial production of an ultra-high energy density lithium-ion battery for mobility applications, leveraging a disruptive silicon nanowire anode. Amprius’ silicon nanowire anode technology enables batteries with a higher energy density, higher power density, and extreme fast charging capabilities over a wide range of operating temperatures, resulting in its batteries providing superior performance compared to conventional graphite lithium-ion batteries. Amprius’ batteries are uniquely positioned to address existing and emerging aviation applications, including unmanned aerial systems, such as drones and high-altitude pseudo satellites as well as broad applications in electric transportation. Amprius has several customers who are successfully using Amprius batteries today in aviation and defense applications.

“Entering the public markets is an important milestone for Amprius, one we have been diligently working towards since our founding,” said Dr. Kang Sun, Chief Executive Officer of Amprius. “This transaction provides Amprius with capital to use in scaling production capabilities to meet the significant demand for our transformational silicon nanowire anode technology. We are thankful for the Kensington team’s support in reaching this important milestone and look forward to further advancing our mission of enabling the future of electric mobility.”

Justin Mirro, Chairman and Chief Executive Officer of Kensington, added: “We are excited to complete our business combination with Amprius, which enhances their business plan and will accelerate the adoption of electric mobility in the sky and on the ground. Through the leadership of Kang Sun, Amprius has created a world-class team that is producing and selling next-generation batteries today.”

Dieter Zetsche, Vice Chairman and President of Kensington, further added, “Amprius batteries are truly revolutionary and will change the way people and products will move in the future.”

The transaction will result in gross proceeds of approximately $87 million to Amprius. Funds from the transaction are expected to support the company through the construction of its gigawatt hour-scale manufacturing facility.

Hughes Hubbard & Reed LLP served as legal advisor and Marcum served as auditor to Kensington. Oppenheimer & Co. Inc. served as financial advisor, Wilson Sonsini Goodrich & Rosati served as legal advisor, and SingerLewak served as auditor to Amprius.

About Amprius Technologies, Inc.

Amprius Technologies, Inc. is a leading manufacturer of high-energy and high-power lithium-ion batteries producing the industry’s highest energy density cells. The company’s corporate headquarters is in Fremont, California where it maintains an R&D lab and a pilot manufacturing facility for the fabrication of silicon nanowire anodes and cells.

For additional information, please visit amprius.com.

About Kensington Capital Acquisition Corp. IV

Kensington Capital Acquisition Corp. IV (NYSE: KCAC.U) is a special purpose acquisition company formed for the purpose of effecting a merger, stock purchase or similar business combination with a business in the automotive and automotive-related sector. Kensington’s management team of Justin Mirro, Dieter Zetsche, Bob Remenar, Simon Boag and Dan Huber is supported by a board of independent directors including Tom LaSorda, Nicole Nason, Anders Pettersson, Mitch Quain, Don Runkle, and Matt Simoncini.

Kensington’s units, subunits and warrants are currently trading on the New York Stock Exchange under the symbols “KCAC.U,” “KCA.U,” and “KCAC.WS,” respectively. Each “KCAC.U” unit contains one subunit and one warrant. Each “KCA.U” subunit contains one share of Kensington common stock and one warrant. A holder of the subunit will only be able to retain the one warrant underlying the subunit if the holder elects not to redeem the subunit in connection with the Business Combination. The subunits will not separate into shares of common stock and warrants until the consummation of the Business Combination.

For additional information, please visit autospac.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, each as amended, including Amprius Technologies, Inc.’s (formerly known as Kensington Capital Acquisition Corp. IV “Amprius”) management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Amprius’ securities trading on the New York Stock Exchange, Amprius’ expected product offerings, the addressable market for Amprius’ products, and Amprius’ ability to produce its products at a commercial level. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Amprius’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond Amprius’ control. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; risks related to the rollout of Amprius’ business and the timing of expected business milestones; the effects of competition on Amprius’ business; supply shortages in the materials necessary for the production of Amprius’ products; the termination of government clean energy and electric vehicle incentives or the reduction in government spending on vehicles powered by battery technology; and delays in construction and operation of production facilities. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the “Risk Factors” section of Amprius’ proxy statement/prospectus filed with the Securities and Exchange Commission under Kensington’s name (the “SEC”) on September 1, 2022, and other documents filed by Amprius from time to time with the SEC, all of which are available on the SEC’s website at www.sec.gov. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Amprius does not presently know or that Amprius currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Amprius’ expectations, plans or forecasts of future events and views as of the date of this press release. These forward-looking statements should not be relied upon as representing Amprius’ assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Except as required by law, Amprius specifically disclaims any obligation to update any forward-looking statements.

Contacts:

For Amprius Technologies

Investors

Cody Slach and Sophie Pearson

Gateway

949-574-3860

IR@amprius.com

Media

Zach Kadletz

Gateway

949-574-3860

IR@amprius.com

For Kensington

Dan Huber

Chief Financial Officer

703-674-6514

dan@kensington-cap.com